SECRETARY’S CERTIFICATE

The undersigned certifies that he is the duly elected Secretary of Dreman/Claymore Dividend & Income Fund (the “Trust”) and that the resolutions set forth below approving the joint fidelity bond providing coverage for the Trust, Claymore/Raymond James SB-1 Equity Fund and Old Mutual/Claymore Long-Short Fund were adopted by the Board of Trustees of the Trust on June 20, 2007, and such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof.

RESOLVED, that the joint blanket fidelity bond with ICI Mutual Insurance Company (the “Joint Fidelity Bond”) with the aggregate limit of liability of $3,000,000, and an annual premium of $12,000 for the period from May 19, 2007 to March 31, 2008 be, and it hereby is, adopted and approved in the form presented to the Trustees at this meeting; and further

RESOLVED, that the Joint Insureds Agreement by and among the Trust, Old Mutual/Claymore Long-Short Fund and Claymore/Raymond James SB-1 Equity Fund (the “Joint Insureds Agreement”) providing for the allocation of premiums paid and coverage available under the Joint Fidelity Bond, substantially in the form presented to the Board of Trustees, be and it hereby is, approved, together with such changes and modifications as the officers of the Trust executing the same may approve, such execution being conclusive evidence of the approval of such changes and modifications by the Board of Trustees; and further

RESOLVED, that the premium allocation methodology for the Joint Fidelity Bond set forth in the Joint Insureds Agreement be, and it hereby is, approved; and further

RESOLVED, that in accordance with Rule 17g-1(h) under the 1940 Act, the Secretary of the Trust is hereby designated as the officer of the Trust who is authorized and directed to make the filings with the SEC and give the notices required by Rule 17g-1(g); and further

RESOLVED, that the proper officers of the Trust be, and they hereby are, authorized and directed at all times to take all actions necessary to assure compliance with these resolutions and said Rule 17g-1.

IN WITNESS WHEREOF, the undersigned has executed this certificate this 26th day of July, 2007.

/s/ Matthew J. Patterson
Matthew J. Patterson Secretary

SECRETARY’S CERTIFICATE

The undersigned certifies that he is the duly elected Secretary of Old Mutual/Claymore Long-Short Fund (the “Trust”) and that the resolutions set forth below approving the joint fidelity bond providing coverage for the Trust, Claymore/Raymond James SB-1 Equity Fund and Dreman/Claymore Dividend & Income Fund were adopted by the Board of Trustees of the Trust on May 21, 2007, and such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof.

RESOLVED, that the joint blanket fidelity bond with ICI Mutual Insurance Company (the “Joint Fidelity Bond”) with the aggregate limit of liability of $3,000,000, and an annual premium of $12,000 for the period from May 19, 2007 to March 31, 2008 be, and it hereby is, adopted and approved in the form presented to the Trustees at this meeting; and further

RESOLVED, that the Joint Insureds Agreement by and among Dreman/Claymore Dividend & Income Fund, Old Mutual/Claymore Long-Short Fund and Claymore/Raymond James SB-1 Equity Fund (the “Joint Insureds Agreement”) providing for the allocation of premiums paid and coverage available under the Joint Fidelity Bond, substantially in the form presented to the Board of Trustees, and it hereby is, approved, together with such changes and modifications as the officers of the Trust executing the same may approve, such execution being conclusive evidence of the approval of such changes and modifications by the Board of Trustees; and further

RESOLVED, that the premium allocation methodology for the Joint Fidelity Bond set forth in the Joint Insureds Agreement be, and it hereby is, approved; and further

RESOLVED, that in accordance with Rule 17g-1(h) under the 1940 Act, the Secretary of the Trust is hereby designated as the officer of the Trust who is authorized and directed to make the filings with the SEC and give the notices required by Rule 17g-1(g); and further

RESOLVED, that the proper officers of the Trust be, and they hereby are, authorized and directed at all times to take all actions necessary to assure compliance with these resolutions and said Rule 17g-1.

IN WITNESS WHEREOF, the undersigned has executed this certificate this 26th day of July, 2007.

/s/ Matthew J. Patterson
Matthew J. Patterson Secretary

SECRETARY’S CERTIFICATE

The undersigned certifies that she is the duly elected Secretary of Claymore/Raymond James SB-1 Equity Fund (the “Trust”) and that the resolutions set forth below approving the joint fidelity bond providing coverage for the Trust, Old Mutual/Claymore Long-Short Fund and Dreman/Claymore Dividend & Income Fund were adopted by the Board of Trustees of the Trust on April 16, 2007, and such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof.

RESOLVED, that the joint blanket fidelity bond with ICI Mutual Insurance Company (the “Joint Fidelity Bond”) with the aggregate limit of liability of $3,000,000, and an annual premium of $12,000 for the period from May 19, 2007 to March 31, 2008 be, and it hereby is, adopted and approved in the form presented to the Trustees at this meeting; and further

RESOLVED, that the Joint Insureds Agreement by and among Dreman/Claymore Dividend & Income Fund, Old Mutual/Claymore Long-Short Fund and Claymore/Raymond James SB-1 Equity Fund (the “Joint Insureds Agreement”) providing for the allocation of premiums paid and coverage available under the Joint Fidelity Bond, substantially in the form presented to the Board of Trustees, be, and it hereby is, approved, together with such changes and modifications as the officers of the Trust executing the same may approve, such execution being conclusive evidence of the approval of such changes and modifications by the Board of Trustees; and further

RESOLVED, that the premium allocation methodology for the Joint Fidelity Bond set forth in the Joint Insureds Agreement be, and it hereby is, approved; and further

RESOLVED, that in accordance with Rule 17g-1(h) under the 1940 Act, the Secretary of the Trust is hereby designated as the officer of the Trust who is authorized and directed to make the filings with the SEC and give the notices required by Rule 17g-1(g); and further

RESOLVED, that the proper officers of the Trust be, and they hereby are, authorized and directed at all times to take all actions necessary to assure compliance with these resolutions and said Rule 17g-1.

IN WITNESS WHEREOF, the undersigned has executed this certificate this 26th day of July, 2007.

/s/ Melissa J. Nguyen
Melissa J. Nguyen Secretary